UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2010

VOICE MOBILITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-27387
(Commission File Number)

33-0777819
(IRS Employer Identification No.)

107 – 645 Fort Street, Victoria, British Columbia, Canada V8W 1G2
(Address of principal executive offices and Zip Code)

(250) 978-5050
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

From July 6, 2010 to August 27, 2010, we completed a private placement of convertible debentures (each, a “Debenture”) for total gross proceeds of Cdn$322,399, which will be used for general working capital purposes.

On July 6, 2010, we issued Debentures totaling Cdn$50,000; on July 8, 2010, we issued Debentures totaling Cdn$50,000; on July 22, 2010, we issued Debentures totaling Cdn$10,000; on July 29, 2010, we issued Debentures totaling Cdn$50,000; on August 12, 2010, we issued Debentures totaling Cdn$99,123; and on August 27, 2010, we issued Debentures totaling Cdn$63,276.

The Debentures have a maturity of one year, bear interest at the rate of 10% per annum, and, subject to our company being listed on the TSX Venture Exchange or similar exchange, the Debentures may be convertible into units (each, a "Unit") at a conversion price of Cdn$0.05 per Unit. Each Unit will consist of one common share of our company and one additional common share purchase warrant (each, a "Warrant"). Each Warrant will entitle the holder to purchase one additional common share of our company at an exercise price of Cdn$0.10 for a period of 24 months from the date of conversion. The securities offered have not been and will not be registered under the United States Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Debentures representing Cdn$160,000 were issued to six accredited investors, in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

Debentures representing Cdn$162,399 were issued to 11 accredited investors, relying on Rule 506 and/or Section 4(2) of the Securities Act of 1933.

Please review the Form of Private Placement Subscription Agreement and Debenture filed as exhibits to this Current Report on Form 8-K, for a complete description of all of the terms and conditions of the private placement.

Item 3.02   Unregistered Sales of Equity Securities

The information required by this Item 3.02 is included under Item 2.03 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Private Placement Subscription Agreement (Canadian and offshore investors)

10.2	Form of Private Placement Subscription Agreement (US investors)

10.3	Form of Convertible Debenture (Canadian and offshore investors)

10.4	Form of Convertible Debenture (US investors)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOICE MOBILITY INTERNATIONAL, INC.

By:	/s/ Jay Hutton
Jay Hutton
Chief Executive Officer and Director
Dated: September 2, 2010